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Exhibit 10.11

IHS INC.
2004 LONG-TERM INCENTIVE PLAN

2004 RESTRICTED STOCK AWARD

        Unless defined in this Restricted Stock Award (this "Award Document"), capitalized terms will have the same meanings ascribed to them in the IHS Inc. 2004 Long-Term Incentive Plan (as may be amended from time to time, the "Plan").

        Pursuant to Section 8 of the Plan, you have been granted restricted Shares on the following terms and subject to the provisions of the Plan, which is incorporated by reference. In the event of a conflict between the provisions of the Plan and this Award Document, the provisions of the Plan will prevail.

Participant:

Total Number of Shares Granted:

Fair Market Value per Share:

Total Fair Market Value of Award:

Grant Date:

Vesting Schedule:

        By your signature and the signature of the Company's representative below, you and the Company agree that these Shares are granted under and governed by the terms and conditions of the Plan and the terms and conditions set forth in the attached as Exhibit A.

RECIPIENT	IHS INC.
By:
Print Name	Title:

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  Exhibit 10.11
IHS INC. 2004 LONG–TERM INCENTIVE PLAN 2004 FORM OF RESTRICTED STOCK AWARD